Exhbiti 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2008 — Quarter 1
Note: amounts are in thousands, except per share amounts
First quarter (Q1), ended July 27, 2007, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q1	% of	Q1	% of	Q1	Q1	Q1	Q1
	2008	sales	2007	sales	2008	2007	2008	2007

Net sales	$424,624		$403,373		$360,189	$343,508	$64,435	$59,865

Cost of sales	125,568	29.6%	114,623	28.4%	25.5%	24.7%	52.5%	49.9%
Operating wages	153,785	36.2%	148,792	36.9%	40.5%	41.1%	12.2%	12.8%
Other operating	68,849	16.2%	65,892	16.3%	18.1%	18.2%	5.7%	5.7%
S,G & A	35,814	8.4%	33,778	8.4%	6.1%	5.4%	21.3%	25.3%
Depr. & amort.	19,083	4.5%	18,302	4.5%	4.8%	4.7%	3.0%	3.3%

Operating income	21,525	5.1%	21,986	5.5%	5.0%	5.9%	5.3%	3.0%

Interest	2,217	0.6%	2,483	0.7%

Pre-tax income	19,308	4.5%	19,503	4.8%

Income taxes	5,985	1.4%	6,417	1.6%

Net income	$13,323	3.1%	$13,086	3.2%

EPS — basic	$0.38		$0.36
EPS — diluted	$0.38		$0.36

Dividends paid per share	$0.14		$0.12

Weighted average shares outstanding:

Basic	34,910		36,200
Dilutive stock options	418		267

Diluted	35,328		36,467

Shares outstanding at quarter end	34,466		36,433
•	Income taxes, as a percentage of pre-tax income, were 31.0% vs. 32.9%

Consolidated Review:
•	Net sales increased 5.3% ($424.6 million vs. $403.4 million).

•	Operating income decreased 2.1% ($21.5 million vs. $22.0 million).

•	Pre-tax income decreased 1.0% ($19.3 million vs. $19.5 million).

•	Effective tax rate was 31.0% compared to 32.9%.

•	Net income increased 1.8% ($13.3 million vs. $13.1 million).

•	Diluted EPS was $0.38 vs. $0.36.

•	Repurchased approximately 1,060,000 shares in the quarter.

•	The first quarter results include the impact of the following (dollars in thousands):
•	Consolidated and restaurant results for the first quarters of fiscal 2008 and 2007 included a net pre-tax gain of $1,068 and $2,887, respectively, on asset disposals.

•	The company adopted SFAS 123(R), which requires the expensing of stock options, in the first quarter of FY07. The company significantly reduced the issuance of stock options and implemented a new performance incentive plan which predominantly uses restricted stock as the award. The pre-tax expenses of adopting SFAS 123(R) and issuing awards under the new plan are:

	Q1 FY 08		Q1 FY 07	Total FY 08	Total FY 07
	Actual		Actual	Estimated	Actual
Stock options	$435		$737	$854	$2,257
New plan (excluding options)	3,534		1,802	5,741	3,428

Total	$3,969	*	$2,539	$6,595	$5,685
*	Expense is reflected in S, G & A: $3,070 and $998 in 2008 and 2007, respectively, in the restaurant segment and $899 and $1,541 in 2008 and 2007, respectively, in the food products segment.
•	Food Products first quarter 2008 results included a $1.3 million year-over-year reduction in advertising expense due to timing.

Restaurant Review:
•	Overall restaurant sales increased 4.9% ($360.2 million vs. $343.5 million).

•	Nominal same-store sales increased 3.2% at Bob Evans Restaurants and decreased 0.7% at Mimi’s.

•	Operating income decreased 10.2% ($18.1 million vs. $20.2 million).

•	Operating margin was 5.0% compared to 5.9%.

•	Restaurants in operation at quarter end were: 579 Bob Evans Restaurants and 116 Mimi’s. 590 Bob Evans Restaurants and 104 Mimi’s were in operation a year ago.

•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2008	579	0	0e	0e	2e	2e	0	581e
2007	587	4	1	3	2	10	18	579
2006	591	6	6	3	5	20	24	587
2005	558	11	12	10	4	37	4	591
2004	523	3	11	12	11	37	2	558
2003	495	0	4	8	17	29	1	523
Mimi’s Cafes:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2008	115	1	1e	7e	8e	17e	0	132e
2007	102	2	1	3	7	13	0	115
2006	92	1	2	1	6	10	0	102
2005	81	0	3	4	4	11	0	92
Consolidated Restaurants:

Fiscal	Beginning					Full		Ending
Year	Total	Q1	Q2	Q3	Q4	Year	Closings	Total
2008	694	1	1e	7e	10e	19e	0	713e
2007	689	6	2	6	9	23	18	694
2006	683	7	8	4	11	30	24	689
2005	639	11	15	14	8	48	4	683

•	Rebuilt restaurant openings, by quarter:

Fiscal
Year	Q1	Q2	Q3	Q4	Full Year
2008	2	2e	3e	1e	8e
2007	1	1	1	1	4
2006	6	4	3	1	14
2005	3	5	0	2	10
•	Bob Evans Restaurants same-store sales analysis (24-month core; 541 restaurants):

	Fiscal 2008			Fiscal 2007			Fiscal 2006
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	0.9	2.0	(1.1)	(1.2)	3.1	(4.3)	(2.4)	(1.5)	(0.9)
June	4.0	2.6	1.4	(4.1)	3.0	(7.1)	(3.1)	0.5	(3.6)
July	4.4	2.6	1.8	(5.6)	3.0	(8.6)	(0.7)	0.5	(1.2)

Q1	3.2	2.4	0.8	(3.9)	3.0	(6.9)	(1.9)	(0.1)	(1.8)

August				(4.2)	3.0	(7.2)	(1.5)	0.5	(2.0)
September				5.0	2.4	2.6	(4.4)	1.0	(5.4)
October				3.0	2.4	0.6	(3.5)	1.5	(5.0)

Q2				1.3	2.6	(1.3)	(3.1)	1.0	(4.1)

November				0.6	1.9	(1.3)	(2.2)	2.0	(4.2)
December				3.3	1.3	2.0	(2.2)	2.6	(4.8)
January				2.4	2.3	0.1	4.1	2.6	1.5

Q3				2.1	1.8	0.3	(0.4)	2.4	(2.8)

February				(0.7)	2.4	(3.1)	(1.5)	2.6	(4.1)
March				1.2	2.4	(1.2)	(0.5)	2.6	(3.1)
April				2.1	1.9	0.2	(0.6)	3.2	(3.8)

Q4				1.0	2.2	(1.2)	(0.9)	2.8	(3.7)

Fiscal year				0.1	2.4	(2.3)	(1.6)	1.5	(3.1)

•	Mimi’s Cafe same-store sales analysis (24-month core; 92 restaurants):

	Fiscal 2008			Fiscal 2007			Fiscal 2006
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real

May	(0.4)	4.0	(4.4)	0.3	2.5	(2.2)	4.8	2.6	2.2
June	(0.1)	4.0	(4.1)	(1.0)	2.5	(3.5)	3.0	2.6	0.4
July	(1.5)	3.9	(5.4)	1.9	2.6	(0.7)	1.6	2.0	(0.4)

Q1	(0.7)	4.0	(4.7)	0.4	2.5	(2.1)	3.0	2.3	0.7

August				0.5	2.6	(2.1)	3.8	1.3	2.5
September				3.3	2.4	0.9	0.1	1.3	(1.2)
October				2.2	2.7	(0.5)	1.4	1.6	(0.2)

Q2				2.0	2.6	(0.6)	1.8	1.5	0.3

November				2.2	2.9	(0.7)	(0.5)	2.3	(2.8)
December				2.7	3.4	(0.7)	(0.3)	2.3	(2.6)
January				2.8	4.7	(1.9)	2.2	2.3	(0.1)

Q3				2.6	3.6	(1.0)	0.4	2.3	(1.9)

February				2.6	4.6	(2.0)	0.2	2.4	(2.2)
March				(0.2)	5.0	(5.2)	1.3	2.4	(1.1)
April				1.3	5.0	(3.7)	1.8	2.4	(0.6)

Q4				1.2	4.9	(3.7)	1.1	2.4	(1.3)

Fiscal year				1.6	3.4	(1.8)	1.6	2.2	(0.6)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi's
Average annual store sales ($) — FY07	$1,755,000	$3,472,000

Q1 FY08 day part mix (%):
Breakfast	32%	20%
Lunch	36%	39%
Dinner	32%	41%

Q1 FY08 check average ($)	$7.69	$10.47
•	Quarterly restaurant sales by concept:

Q1 2008

Bob Evans Restaurants	$261,219,000
Mimi’s Cafes	98,970,000

Total	$360,189,000

Food Products Review:
•	Net sales increased 7.6% ($64.4 million vs. $59.9 million).

•	Comparable pounds sold increased 4%.

•	Operating income increased 87.8% ($3.4 million vs. $1.8 million).

•	Operating margin was 5.3% compared to 3.0%.

•	Average hog cost increased 14% ($42.00 per cwt vs. $37.00 per cwt). Historical hog cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average

2008	$42.00				$42.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00
2006	$48.00	$46.00	$43.00	$37.00	$43.00
2005	$52.00	$50.00	$52.00	$49.00	$51.00
•	Comparable pounds sold review (principally sausage products and refrigerated potatoes):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2008	4%				4%
2007	13%	11%	4%	5%	8%
2006	6%	10%	12%	11%	10%
2005	1%	4%	8%	8%*	5%*
* Excludes the impact of the extra week (53-week year) in the fourth quarter of 2004.
•	Net sales review (dollars in thousands):

	Q1	Q1
	2008	2007

Gross sales	$76,990	$71,985

Less: promotions	(10,838)	(10,215)

Less: returns and allowances	(1,717)	(1,905)

Net sales	$64,435	$59,865

Balance Sheet Summary:

(in thousands)	July 27, 2007	April 27, 2007

Cash and equivalents	$2,999	$29,287
Assets held for sale	11,981	13,370
Other current assets	63,505	59,807
Net property, plant and equipment	965,814	957,549
Goodwill and other intangible assets	113,301	113,506
Other non-current assets	24,435	23,443

Total assets	$1,182,035	$1,196,962

Current portion of long-term debt	$30,000	$34,000
Line of credit	37,185	0
Other current liabilities	150,553	167,183
Long-term debt	160,000	172,333
Other long-term liabilities	120,647	118,215
Stockholders’ equity	683,650	705,231

Total liabilities and equity	$1,182,035	$1,196,962
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
•	the failure to achieve and maintain positive same-store sales;

•	a decline in general economic conditions;

•	competition in the restaurant and food products industries;

•	the company’s ability to expand its restaurant base;

•	consumer acceptance of changes in menu, food products, prices, atmosphere and service procedures;

•	the company’s ability to hire and retain a sufficient number of qualified employees;

•	market concentration;

•	adverse weather conditions;

•	government regulation;

•	allegations related to food-related illnesses and health concerns regarding certain food products;

•	margin sensitivity;

•	consumer acceptance of the company’s restaurant concepts and food products in new markets;

•	fluctuations in quarterly operating results;

•	the adequacy of insurance loss estimates and reserves; and

•	protection of our trademarks and other intellectual property rights.
These risks are discussed more fully under the heading “Risk Factors” in Item 1A of the company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2007. It is impossible to predict or identify all such risk factors. Consequently, no one should consider any such list to be a complete set of all potential risks and uncertainties. There is also the risk that the company may incorrectly analyze these risks or that the strategies developed by the company to address them will be unsuccessful. Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in the company’s filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to the company or any person acting on behalf of the company are qualified by the cautionary statements in this section.